Cook & Bynum Funds Trust

The Cook & Bynum Fund

Supplement dated June 6, 2012 to the
Statement of Additional Information (“SAI”)
dated January 30, 2012, as supplemented

Please note the following information with regard to The Cook & Bynum Fund (the “Fund”):

At its May 23, 2012 meeting, the Board of Trustees of the Fund voted to eliminate the following non-fundamental investment restriction for the Fund:

2.	The Fund is prohibited from purchasing any security while outstanding borrowings by the Fund represent more than 5% of the Fund’s total assets.

Accordingly, effective June 6, 2012, this investment restriction listed as the second non-fundamental investment restriction under the heading, “INVESTMENT RESTRICTIONS – Non-Fundamental” on page 7 of the Fund’s SAI is deleted in its entirety.  As a result, the disclosure under that heading now reads as follows:

Non-Fundamental

1.	In connection with any borrowing, the Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness more than one-third of the Fund’s assets.

 Please retain this Supplement for future reference.